UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2014

Open Text Corporation

(Exact name of Registrant as specified in its charter)

Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1

(Address of principal executive offices)

(519) 888-7111

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 2, 2014, Open Text Corporation (the “Company”) filed a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated April 24, 2014, included in the Company’s Registration Statement on Form S-3 (Registration No. 333-195479) (the “Registration Statement”) covering the offer and sale from time to time of up to 2,583,302 common shares of the Company (the “Shares”) by the selling shareholders named in the Prospectus Supplement.

In connection with the filing of the Prospectus Supplement, the following exhibits are being filed with this Current Report on Form 8-K to be incorporated by reference into the Company’s Registration Statement: (i) the opinion of Blake, Cassels & Graydon LLP as to the validity of the Shares (Exhibit 5.1 to this Current Report on Form 8-K) and (ii) the consent of Blake, Cassels & Graydon LLP (Exhibit 23.1 to this Current Report on Form 8-K).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

5.1	Opinion of Blake, Cassels & Graydon LLP.

23.1	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

May 2, 2014	By:	/S/ GORDON A. DAVIES
Gordon A. Davies
Chief Legal Officer and Corporate Secretary

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Blake, Cassels & Graydon LLP.

23.1	Consent of Blake, Cassels & Graydon LLP (included in Exhibit 5.1).